UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013 (February 8, 2013)

EMPEIRIA ACQUISITION CORP.
(Exact name of registrant as specified in its charter)
_____________

Delaware (State or other jurisdiction of incorporation)	000-54417 (Commission File Number)	27-5079295 (IRS Employer Identification No.)

142 W. 57th Street, 12th Floor New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 887-1150

Not Applicable
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant’s Certifying Accountant

On February 8, 2013, the Audit Committee of the Board of Directors (the “Audit Committee”) of Empeiria Acquisition Corp. (the “Company”) determined that it is in the best interest of the Company to replace Rothstein Kass (“Rothstein”) with PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm. PwC was the independent registered public accounting firm to Integrated Drilling Equipment Company Holdings Inc. (“IDE”), which was acquired by the Company on December 14, 2012. Following the Company's acquisition of IDE, all operations of the Company are conducted through IDE, and the appointment of PwC as the Company's independent registered public accounting firm facilitates the preparation and audit of the Company's financial statements.

Dismissal of Auditor

On February 8, 2013, the Audit Committee notified Rothstein that it had been dismissed as the independent registered public accounting firm of the Company.    The report of Rothstein on our consolidated financial statements for the period from January 24, 2011 (date of inception) to December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period from January 24, 2011 (date of inception) to December 31, 2011 and through the filing date of this report, (i) there were no disagreements with Rothstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein, would have caused Rothstein to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for the period from January 24, 2011 (date of inception) to December 31, 2011 or any subsequent interim period through the date of this Current Report on Form 8-K, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided Rothstein with a copy of the disclosures in this report and requested that Rothstein furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K.  A copy of the letter, dated February 13, 2013, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of New Auditor

Effective February 8, 2013, the Audit Committee approved the appointment of PwC as the Company’s new independent registered public accounting firm, subject to the execution of an audit engagement letter.

During the period from January 24, 2011 (date of inception) to December 31, 2011 and through the filing date of this report, neither we nor anyone acting on our behalf consulted with PwC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or (ii) any other matters or reportable events of the nature described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

Exhibits

Exhibit Number	Description
16.1	Letter from Rothstein to the Securities and Exchange Commission dated, February 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 14, 2013	Empeiria Acquisition Corp.

	By:	/s/ N. Michael Dion
Name: N. Michael Dion Title: Chief Financial Officer